UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2017

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On June 9, 2017, PricewaterhouseCoopers LLP (“PwC”) notified Amyris, Inc. (the “Company”) that it declined to stand for re-election as the independent registered public accounting firm for the Company. The Audit Committee (the “Audit Committee”) of the Board of Directors of the Company has been conducting a competitive process to determine the Company’s independent registered public accounting firm for its 2017 fiscal year. The Audit Committee invited three national accounting firms to participate in this process, and expects to complete the process and engage a new independent registered accounting firm next week.

PwC’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s reports for the fiscal years ended December 31, 2016, and December 31, 2015 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, which ended December 31, 2016 and December 31, 2015, and the subsequent interim period through June 9, 2017, (i) there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements for such years; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not PwC agrees with above statements of the Company in this Item 4.01. PwC furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP dated June 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: June 15, 2017	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer